OPPENHEIMER RISING DIVIDENDS FUND,INC. (FKA OPPENHEIMER QUEST VALUE FUND, INC. ) Period Ending 10-31-07
Exhibit 77Q1


(a) Articles of Amendment to Restated Articles of Incorporation dated 7/16/07: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.


(b)           Amended and Restated By-Laws (amended through August 1, 2007):
              Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.


(c)           Amended and Restated Investment Advisory Agreement dated 8/1/07:
              Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.


(d) General Distributor's Agreement dated 8/1/07: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.


(e) Global Custody Agreement dated 2/16/07, between Registrant and Brown Brothers Harriman & Co.: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.

    (ii) Amendment to the Global Custody Agreement, dated 7/20/07, between Registrant and Brown Brothers Harriman & Co.: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.


(f) Amended and Restated Distribution and Service Plan and Agreement for Class A shares dated 8/1/07: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.



     (ii) Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated 8/1/07: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.



     (iii) Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated 8/1/07: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.


     (iv) Amended and Restated Distribution and Service Plan and Agreement for Class N Shares dated 8/1/07: Previously filed with Registrant's Post-Effective Amendment No. 57, 07/31/07, and incorporated herein by reference.